SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 30, 2005
(Date of earliest event reported)

SINOFRESH HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Florida	0-49764	65-1082270
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
516 Paul Morris Drive
Englewood, Florida 34223
(Address of principal executive offices, zip code)
(941) 681-3100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Resignation of Executive Vice President.
     On August 26, 2005, the Registrant received notice, from P. Robert DuPont of his intent to resign his position as Executive Vice President effective September 30, 2005. Mr. DuPont’s primary responsibilities were overseeing operations, business development and research and development. These responsibilities will now be divided among several existing employees of the Company. Mr. DuPont will continue serving on the Company’s Board of Directors.
Item 9.01. Exhibits.

Exhibit No.	Item
99.1	Notice of Resignation dated August 26, 2005.
Signatures
     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOFRESH HEALTHCARE, INC.
Date: August 30, 2005		/s/ Scott M. Klein
	Name:	Scott M. Klein
	Title:	Chief Financial Officer (Principle Accounting Officer)